SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Subordination Agreement”), is entered into as of October    , 2015, by and among W-Net Fund I L.P., and those other parties named on the signature pages hereto (collectively the “Subordinated Creditors”); Saleen Automotive, Inc., a Nevada corporation (“Debtor”) and SM Funding Group, Inc., a Delaware corporation as senior lender (the “Senior Creditor”).

RECITALS

A. Debtor and Senior Creditor will or have entered into a binding Letter of Intent dated as of the date hereof pursuant to which Senior Creditor has loaned or caused to be loaned funds to Debtor; it is further contemplated that the Debtor will issue senior convertible promissory notes and preferred shares (or similar securities) to Senior Creditor (collectively, the “Senior Loans”).

B. It is contemplated that Senior Loans of up to $2,000,000 in principal amount (“Maximum Principal Amount”) will be made to the Debtor.

C. Debtor is indebted to Subordinated Creditors in the principal amount shown on Schedule I (the “Subordinated Debt”).

D. Senior Creditor requires that Subordinated Creditors and Debtor execute this Agreement as a condition to lending funds to the Debtor constituting Senior Loans.

AGREEMENT

NOW, THEREFORE, in order to induce Senior Creditor to loan funds to the Debtor which shall constitute Senior Loans, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows.

Section 1. Interpretation.

(a) Definitions. Unless otherwise expressly provided in this Subordination Agreement, each term set forth in Schedule II, when used in this Subordination Agreement, shall have the respective meaning given to that term in Schedule II or in the provision of this Subordination Agreement referenced in Schedule II.

(b) Headings. Headings in this Subordination Agreement are for convenience of reference only and are not part of the substance hereof.

(c) Plural Terms. All terms defined in this Subordination Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

(d) Other Interpretive Provisions. References in this Subordination Agreement to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include documents, instruments or agreements issued or executed in replacement thereof, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “include” and “including” and words of similar import when used in this Subordination Agreement shall not be construed to be limiting or exclusive.

Subordination Agreement Saleen SM Funding

Section 2. Subordination.

(a) Priorities. Senior Creditor and Subordinated Creditors hereby agree that the Subordinated Debt and Subordinated Debt Payments are and shall be subordinate to the Senior Debt and all required payments therein, to the extent and in the manner set forth herein, notwithstanding any applicable law to the contrary and notwithstanding anything to the contrary contained in any loan agreement, any Subordinated Debt Instrument or any other agreement to the contrary. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Subordination Agreement.

(b) Restricted Actions. Except as otherwise expressly provided in Section 3, until all Senior Debt is indefeasibly paid in full in cash or converted into securities of the Debtor, (i) Debtor will not make, permit or cause and Subordinated Creditors will not accept, permit or cause any Subordinated Debt Payment; (ii) Subordinated Creditors will not demand payment on, accelerate the maturity of, or bring any action for the payment of the Subordinated Debt; institute or join with others in instituting any Debtor Relief Proceeding against Debtor; interfere with Senior Creditor’s Lien on the Collateral or take any other action to collect the Subordinated Debt or enforce its rights in connection therewith (provided that Subordinated Creditors may file a proof of claim in connection with a Debtor Relief Proceeding); and (iii) none of Debtor nor Subordinated Creditors will take any other action prejudicial to or inconsistent with the priorities and other rights granted to Senior Creditor hereunder.

(c) Turnover. Except for payments permitted to be made to Subordinated Creditors pursuant to Section 3 hereof, if any cash, cash equivalents, securities or other property should be received by Subordinated Creditors (or by any other Person for the benefit of Subordinated Creditors) as Subordinated Debt Payments, Subordinated Creditors shall immediately deliver (or cause to be delivered) the same to Senior Creditor in the form in which received, together with any endorsement, assignment or other writings necessary for Senior Creditor to realize the value thereof and to apply to the Senior Debt. Until such cash, cash equivalents, securities and other property received by Subordinated Creditors are so delivered to Senior Creditor (except for payments permitted to be made to Subordinated Creditors pursuant to Section 3 hereof), the same shall be held by Subordinated Creditors in trust for the benefit of Senior Creditor and shall not be co-mingled with any other property of Subordinated Creditors.

(d) Obligations of Debtor Unconditional. Subject to Sections 3 and 5 (v), nothing contained in this Subordination Agreement is intended to or shall impair, as between Debtor and Subordinated Creditors, the obligation of Debtor to pay the Subordinated Debt as and when due and payable in accordance with its terms, or is intended or shall affect the relative rights of Subordinated Creditors and creditors of Debtor other than Senior Creditor.

Subordination Agreement Saleen SM Funding

(e) Filing Proof of Claim, Forgiveness of Debt. In connection with any Debtor Relief Proceeding, Senior Creditor shall have the right to (i) file on behalf of Subordinated Creditors all claims or proofs of debt in respect of the Subordinated Debt in the form required (provided, however, that if a Subordinated Creditor files a claim or proof of claim prior to ten (10) business days before the expiration of the time, as provided by applicable statute, to file such claims or proofs of claim, then such Subordinated Creditor shall have the right to file such claims and proofs of claim); (ii) demand, sue for, collect or receive the payments and distributions in respect of any Subordinated Debt (provided, however, that if a Subordinated Creditors takes any such action no later than ten (10) business days after Senior Creditor make a written request, instructing Subordinated Creditors to take such action, then such Subordinated Creditor shall have the right to take any such actions); and (iii) file and prove all claims therefor and to take all such other action in the name of Subordinated Creditors or otherwise as Senior Creditor may determine to be necessary or appropriate for the enforcement of the provisions of this Section 2 (provided, however, that if a Subordinated Creditor takes any such action no later than ten (10) business days after Senior Creditor make a written request, instructing Subordinated Creditors to take such action, then such Subordinated Creditor shall have the right to take any such actions); (iv) vote on behalf of each Subordinated Creditor in respect of the Subordinated Debt (provided, however, that if a Subordinated Creditor shall vote in respect of its interested in the Subordinated Debt as determined and directed by Senior Creditor prior to ten (10) business days before the expiration of the time to exercise its right to so vote, as provided by applicable statute or by the applicable bankruptcy court, receiver or trustee, then such Subordinated Creditors shall have the right to so vote). In no event shall Subordinated Creditors waive, forgive, or cancel any claim relating to the Subordinated Debt which Subordinated Creditors may now or hereafter have against Debtor.

(f) Legend. Each original Subordinated Debt Instrument, and any other instrument evidencing the Subordinated Debt or any portion thereof, will be forthwith inscribed with a legend conspicuously indicating that payment thereon is subordinated to the claims of Senior Creditor pursuant to the terms of this Subordination Agreement, and upon the request of the Senior Creditor, each Subordinated Creditor will deliver copies of the Subordinated Debt Instruments in its possession to Senior Creditor. Any instrument evidencing any of the Subordinated Debtor any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to Senior Creditor on the date of its execution or within five (5) business days thereafter.

Section 3. Permitted Actions. Notwithstanding anything to the contrary set forth in any Subordinated Debt Instrument or otherwise Debtor may pay, and Subordinated Creditors may receive, the Entire Subordinated Debt Instrument Balance, upon the sale of all or substantially all of the assets or stock of Debtor, provided, however, that, no such amounts may be paid to Subordinated Creditors unless Senior Creditor has been paid in full all of the Senior Debt prior to the payment to Subordinated Creditors of the Entire Subordinated Debt Instrument Balance, or each of the following has occurred:

(a) Senior Creditor has waived in writing its requirement that the Senior Debt be paid in full as a result of the occurrence of any such event;

Subordination Agreement Saleen SM Funding

(b) a recapitalization of Debtor has occurred in the amount of not less than the Entire Subordinated Debt Instrument Balance and upon terms satisfactory to Senior Creditor;

(c) no Debtor Relief Proceeding or Senior Debt Payment Default shall have commenced and be continuing as of the date of payment of the Entire Subordinated Debt Instrument Balance;

(d) no other default shall have been declared by Senior Creditor with respect to the Senior Debt in a written notice to Debtor (which shall not have been waived in writing) as of the date of payment of the Entire Subordinated Debt Instrument Balance; and

(e) ten (10) business days prior to such payment of the Entire Subordinated Debt Instrument Balance, Debtor shall have delivered to Senior Creditor financial statements for Debtor as of the last day of the immediately preceding calendar month, in form and substance satisfactory to Senior Creditor, together with a certification of the Chief Financial Officer of Debtor (which certification shall be true and correct as of the date thereof), confirming each of the matters set forth in clauses (a), (b), (c) and (d) above.

Section 4. Representations and Warranties. Each Subordinated Creditorrepresents and warrants to Senior Creditor that (i) the execution, delivery and performance by such Subordinated Creditor of this Subordination Agreement are within the power of such Subordinated Creditor and have been duly authorized by all necessary actions on the part of such Subordinated Creditors (ii) this Subordination Agreement has been duly executed and delivered by such Subordinated Creditor and constitutes a legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms; (iii) the execution, delivery and performance of this Subordination Agreement do not violate any Requirement of Law; (iv) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including the shareholders of any Person) is required in connection with the execution, delivery and performance of this Subordination Agreement by such Subordinated Creditor, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (v) the Subordinated Debt is owned by such Subordinated Creditor, free and clear of any Liens, other than inchoate statutory Liens arising under law and not in respect of overdue monetary obligations; (vi) the copies of the Subordinated Debt Instruments issued to such Subordinated Creditor attached hereto as Exhibit A are true and complete copies thereof, and such Subordinated Debt Instruments have not been further amended or supplemented; and (vii) no other Debt for borrowed money is payable by Debtor to Subordinated Creditors, with the exception of the Debt evidenced by each Subordinated Debt Instrument issued by Debtor in favor of such Subordinated Creditor.

Subordination Agreement Saleen SM Funding

Section 5. Covenants of Subordinated Creditors. Notwithstanding anything to the contrary herein, in any Subordinated Debt Instrument or in any other agreement, until the Senior Debt is indefeasibly paid in full in cash or converted into securities of the Debtor, each Subordinated Creditors hereby agrees (i) to perform all acts that may be reasonably necessary to maintain, preserve and protect its rights in the Subordinated Debt and the value of such rights; (ii) to procure, execute and deliver to Senior Creditor all endorsements, assignments and other writings necessary for Senior Creditor to realize the value of any property to which Senior Creditor is entitled hereunder; (iii) not to surrender or lose possession of (other than to Senior Creditor), sell, encumber, assign, grant or permit any Lien in (other than inchoate statutory Liens arising under law and not in respect of overdue monetary obligations) or otherwise transfer to any Person (other than Senior Creditor) any rights of Subordinated Creditors in the Subordinated Debt or any evidence thereof; (iv) to provide written notice to Senior Creditor of any Subordinated Debt Default; (v) to not amend or consent to the amendment of the payment provisions of its Subordinated Debt Instruments; and (vi) that Subordinated Creditors shall not claim any Lien upon any property or assets of Debtor as security for the Subordinated Debt.

Section 6. Authorized Actions. Subordinated Creditors authorize Senior Creditor in its discretion, without notice to Subordinated Creditors, irrespective of any change (including any change in the financial condition of Debtor, Subordinated Creditors, any guarantor or any other Person) or of any other event or circumstance, and without affecting or impairing in any way the obligations of Subordinated Creditors or the rights of Senior Creditor hereunder, from time to time to (a) compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, the Senior Debt or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold Collateral or other security for the payment or performance of the Senior Debt and exchange, enforce, waive or release any such Collateral or other security; (c) apply such Collateral or other security and direct the order or manner of sale thereof; (d) purchase such Collateral or other security at public or private sale; (e) otherwise exercise any right or remedy it may have against Debtor, any guarantor, any other Person or any Collateral or other security, including the right to foreclose upon any Collateral by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Senior Debt; or (g) assign any or all of the Senior Debt, this Subordination Agreement, or any related documents, instruments or agreements in whole or in part.

Section 7. Waiver. No right of Senior Creditor to enforce the subordination and other terms and conditions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act by Senior Creditor or by any non-compliance by Debtor with the terms and provisions and covenants herein regardless of any knowledge thereof Senior Creditor may have or otherwise be charged. Senior Creditor shall not be prejudiced in its right to enforce the subordination and other terms and conditions of the Subordinated Debt, by any act or failure to act by Debtor or anyone in custody of its assets or property. Without limiting the generality of the foregoing sentence of this Section 7, Subordinated Creditors waive (a) any right to require Senior Creditor to (i) proceed against Debtor, any guarantor or any other Person, (ii) proceed against or exhaust any Collateral or other security, or (iii) pursue any other remedy in Senior Creditor’s power whatsoever; (b) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Subordinated Creditors against Debtor, any guarantor, any other Person or any Collateral or other security, whether resulting from an election by the Senior Creditor to foreclose upon Collateral by nonjudicial sale, or otherwise; (c) any setoff or counterclaim of Debtor or any defense which results from any disability or other defense of Debtor or the cessation or stay of enforcement from any cause whatsoever of the liability of Debtor; (d) any right of subrogation, reimbursement or contribution, and right to enforce any remedy which Senior Creditor now has or may hereafter have against Debtor or any other Person, and any benefit of, and any right to participate in, any Collateral or other security now or hereafter received by Senior Creditor; (e) all presentments, demands for performance, notices of nonperformance, protests, notice of dishonor, and notices of acceptance of this Subordination Agreement; (f) any right to be informed by Senior Creditor of the financial condition of Debtor, any guarantor or any other Person or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Senior Debt. Subordinated Creditors have the ability and assume the responsibility for keeping informed of the financial condition of Debtor and any guarantors and of other circumstances affecting such nonpayment and nonperformance risks.

Subordination Agreement Saleen SM Funding

Section 8. Attorney-in-Fact. Subordinated Creditors hereby irrevocably appoint the Senior Creditor as their attorney-in-fact and agree that, after the commencement of any Debtor Relief Proceeding, Senior Creditor may perform (but Senior Creditor shall not be obligated to and shall incur no liability to Subordinated Creditors or Debtor or any other Person for failure so to do) any act which Subordinated Creditors is obligated by this Subordination Agreement to perform but have not performed in accordance with this Subordination Agreement, and to exercise such other rights and powers as Subordinated Creditors might exercise with respect to the Subordinated Debt, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Subordinated Debt; (b) collect all payments and distributions made in any Debtor Relief Proceeding on account of the Subordinated Debt and apply the same to the Senior Debt; (c) vote claims relating to the Subordinated Debt in any Debtor Relief Proceeding; and (d) take any other action in any Debtor Relief Proceeding in connection with the Subordinated Debt.

Section 9. Default. If any representation or warranty in this Subordination Agreement or in any instrument evidencing or securing the Senior Debt proves to have been materially false when made, or, in the event of a material breach by Debtor or Subordinated Creditors in the performance of any of the terms of this Subordination Agreement or any instrument or agreement evidencing or securing the Senior Debt, all of the Senior Debt shall, at the option of Senior Creditor, become immediately due and payable without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Creditors fails to comply with any provision of this Subordination Agreement that is applicable to Subordinated Creditors, Senior Creditor may demand specific performance of this Subordination Agreement, whether or not Debtor has complied with this Subordination Agreement, and may exercise any other remedy available at law or equity.

Section 10. Miscellaneous.

(a) Notices. Except as otherwise set forth herein, all notices, requests and demands required or permitted to be made hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by express courier or delivery service (provided the same shall provide dated evidence of delivery), or by facsimile, if followed by an original sent by certified mail, registered mail, express courier or delivery service, shall be deemed given or made five (5) business days after mailing if sent by mail, one (1) business day after consignment to an express courier or delivery service, and upon sending thereof if sent by facsimile as provided above, and shall be directed as provided on the signature pages below.

Subordination Agreement Saleen SM Funding

With a copy (not constituting a notice) to:
Louis A. Wharton
Stubbs Alderton & Markiles LLP
15260 Ventura Blvd., 20th Floor
Sherman Oaks, California 91403
Tel: 818-444-4509
Fax: 818-444-6309

Zev Bomrind
Fox Rothschild LLP
100 Park Avenue, 15th Floor
New York, New York 10017
Tel: 212-878-7951
Fax: 212-692-0940

Aaron A. Grunfeld
Law Offices of Aaron A. Grunfeld & Assoc.
11111 Santa Monica Blvd., Suite 1840
Los Angeles, California 90025

Tel: 310-788-7577

or, as to any of the foregoing, at such other address as shall be designated by such party in a written notice to the other party hereto.

(b) Nonwaiver. No failure or delay on Senior Creditor’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. Except as otherwise expressly provided herein, this Subordination Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the party or parties against which enforcement thereof is sought. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Debtor may not assign its rights or delegate its duties hereunder without the prior written consent of Senior Creditor and substantially a majority interest of Subordinated Creditors. Senior Creditor may assign, through the sale of participation interests or otherwise, all or any part of its interest under this Subordination Agreement or any related documents upon notice to Subordinated Creditors and an agreement stating that such assignee or participant shall abide by the terms of this Subordination Agreement. Senior Creditor may disclose this Subordination Agreement and the related documents to any potential assignee or participant.

Subordination Agreement Saleen SM Funding

(e) Entire Agreement. This Subordination Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written.

(f) Counterparts. This Subordination Agreement may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(g) Governing Law: Choice of Forum.

(i) California Law. This Subordination Agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws and not the law of conflicts of the State of California.

(ii) Forum. Any legal action or proceeding with respect to this subordination agreement or any other loan document may be brought in the courts within the State of California or in any court of the United States within the State of California, and by execution and delivery of this Subordination Agreement, Debtor, Subordinated Creditors and Senior Creditor’s consent, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each of Debtor, Subordinated Creditors and Senior Creditor irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this subordination agreement or any document related hereto.

Debtor and Subordinated Creditors hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such person at its address set forth on the signature lines below and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails. Nothing contained herein shall affect the right of Senior Creditor to serve legal process by any other manner permitted by law.

(h) Further Assurances. From and after the date hereof, the parties shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, and doing any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Subordination Agreement.

[Signature Pages Follow]

Subordination Agreement Saleen SM Funding

IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be executed as of the day and year first above written.

SALEEN AUTOMOTIVE, INC.:

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

Subordination Agreement Saleen SM Funding

SUBORDINATED CREDITORS:

EUROPA INTERNATIONAL, INC.

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

KARTIC ENTERPRISES, INC.

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

Subordination Agreement Saleen SM Funding

W-NET FUND I, L.P.

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

GARDNER SYNDICATION MANAGEMENT INC.

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

Subordination Agreement Saleen SM Funding

SENIOR CREDITOR:

SM FUNDING GROUP, INC.

By:__________________________________
[Signature]

Name:_____________________________
Title:______________________________

Mailing Address:
_________________________________
_________________________________
_________________________________
Telephone No.:_____________________
Facsimile No:______________________
Email Address:_____________________

Subordination Agreement Saleen SM Funding

SCHEDULE I

Existing Note Holders

		Principal	Accrd. Int.	Total
	Maturity
	Date	Balance	Balance	Balance
SECURED
Europa International	6/25/2017	1,162,310	83,395	1,245,705
Kartic Enterprises, Inc.	6/25/2017	50,000	3,013	53,013
W-Net Fund I L.P.	6/25/2017	750,000	39,489	789,489
Gardner Syndication Mngmnt. Inc	6/25/2017	39,410	1,951	41,361
W-Net Fund I L.P.	1/20/2019	255,600	3,320	258,920
Europa International	1/20/2019	244,292	3,092	247,384
		2,501,612	134,260	2,635,872

Other Notes to Convert upon Closing of Offering

UNSECURED
W Net Fund I L.P.	3/27/2017	700,000	57,482	757,482
Europa International	3/28/2017	1,000,000	87,835	1,087,835
W-Net Fund I L.P. (KBM drip)	OPEN	77,000	101	77,101
		1,777,000	145,418	1,922,419

Subordination Agreement Saleen SM Funding

SCHEDULE II

Definitions

“Collateral” shall mean any assets of any Debtor or any other Person which is subject to a Lien in favor of Senior Creditor.

“Debt” shall mean, with respect to any Person, all loans, advances and indebtedness for borrowed money, howsoever arising, owed by such Person of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all principal, interest, fees, taxes, charges, expenses (including attorneys’ fees) and other amounts payable in connection therewith, and all obligations and liabilities under guaranties.

“Debtor” shall have the meaning given to that term in the introductory paragraph hereof.

“Debtor Relief Proceeding” shall mean any suit, action, case or other proceeding commenced by, against or for Debtor or its property seeking the dissolution, liquidation, reorganization or other relief of Debtor or its Debt under any state, federal or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official for Debtor or its property or any general assignment by Debtor for the benefit of its creditors.

“Entire Subordinated Debt Instrument Balance” shall mean the entire principal amount then payable to Subordinated Creditors, plus interest accrued thereon in accordance with the applicable Subordinated Debt Instrument.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and, including, without limitation, a security interest, pledge or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

“Person” shall mean any natural person, corporation, partnership, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary, or other capacity.

“Requirements of Law” shall mean, with respect to any Person, the articles or certificate of incorporation, bylaws, partnership agreement, trust agreement, operating agreement or other organizational or governing documents of such Person, and any material law, treaty, rule or regulation, or a final and binding determination, order, judgment or decree of any arbitrator, court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Senior Creditor” shall have the meaning given to such term in the introductory paragraph hereof.

Subordination Agreement Saleen SM Funding

“Senior Debt” shall mean (i) all Debt now or hereafter existing or owed by Debtor to Senior Creditor pursuant to senior secured promissory notes with a principal amount up to the Maximum Principal Amount, or any instruments or other documents executed by Debtor with or in favor of Senior Creditor in connection therewith, as such agreements may be amended, supplemented, modified, extended, restated or replaced, and whether for principal, premium, interest (including all interest accruing after the initiation of any Debtor Relief Proceeding, whether or not allowed), fees, expenses, indemnities or otherwise; and (ii) all Debt owed by Debtor to Senior Creditor in connection with any refinancing, refunding, restructuring or replacement of all or any part of the Senior Debt described in clause (i) (including all such Debt arising after the commencement of any Debtor Relief Proceeding).

“Senior Debt Payment Default” shall mean a default in the payment when due of principal or interest of the Senior Loans.

“Senior Loan” shall have the meaning given to such terms in the Recitals hereto.

“Subordinated Creditors” shall have the meaning given to that term in the introductory paragraph hereof.

“Subordinated Debt” shall mean (i) all Debt now or at any time owed by Debtor to the Subordinated Creditors, or any of them as set forth on Schedule I, or pursuant to any debt instrument (including all such Debt arising after the commencement of any Debtor Relief Proceeding); and (ii) all Debt owed by Debtor in connection with any permitted refinancing, refunding, restructuring or replacement of all or any part of the Debt described in clause (i) (including all such Debt arising after the commencement of any Debtor Relief Proceeding).

“Subordinated Debt Instrument” shall mean any promissory note or similar instrument evidencing the Subordinated Debt.

“Subordinated Debt Interest Payment” shall mean any Subordinated Debt Payment in respect of the interest payable in respect of the outstanding principal amount of any indebtedness owed to the Subordinated Creditors, or any of them.

“Subordinated Debt Payment” shall mean any direct or indirect payment, prepayment, reduction or discharge of any of the Subordinated Debt, whether such payment, prepayment, reduction or discharge is effected by Debtor, any guarantor of Subordinated Debt, any trustee or receiver for the estate or property of any of the foregoing or any other Person through direct payment, redemption, purchase, refinancing, setoff, cancellation, issuance of securities, any action on the Subordinated Debt Instrument, transfer of assets or distribution to creditors in any Debtor Relief Proceeding or otherwise.

Subordination Agreement Saleen SM Funding

EXHIBIT A

Subordinated Debt Instruments

Subordination Agreement Saleen SM Funding